UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Advisory Board Company

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Important Information

The following communications relate to the proposed acquisition of The Advisory Board Company (the “Company”) by OptumInsight, Inc., a Delaware corporation, which is a subsidiary of UnitedHealth Group Incorporated, pursuant to the Agreement and Plan of Merger, dated as of August 28, 2017, by and among the Company, OptumInsight, Inc. and Apollo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of OptumInsight, Inc.

On August 29, 2017, the Company distributed (i) an email to all employees of the Company; (ii) an email to certain employees of the Company; (iii) a set of frequently asked questions for firm and health care employees; (iv) a set of key messages and talking points to certain employees of the Company; (v) an email to all health care members of the Company; (vi) a press release from EAB regarding the education transaction; and (vii) a press release by Optum regarding the proposed acquisition, copies of which are set forth below and filed herewith pursuant to Rule 14a-12.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

Robert Musslewhite Email to ALL Employees

FROM: ROBERT MUSSLEWHITE

DATE: August 29, 2017

SUBJECT: Announcing the outcome of the strategic review

Colleagues:

David and I are pleased to announce that we just concluded the strategic review. I am grateful beyond words for your patience across these months and for the way you have continued serving our members so incredibly well while waiting for the outcome to be announced. This is a momentous time for all of us.

Our Board’s decision calls for a change of ownership and separation of our two businesses to allow for purity of focus in each industry. Our health care business will be acquired by Optum, a global health care company. Vista, a leading investment firm, will purchase our education business. Optum shares a common mission with us and is deeply involved in tackling the biggest challenges in health care. Joining forces will allow us to expand and accelerate the value we can deliver to our current members and to a broader group of members across the continuum of care. Vista is a well-regarded investor known for making long-term investments in companies with leading technology and subscription-based businesses that impact a range of industries, and it has an exceptional track record of growth and value creation with its portfolio companies, built upon superior products and client satisfaction.

We all take great pride in having built two fantastic businesses under one roof, and so it was not an easy decision to pursue different paths for health care and education. However, it has become clear to us that each business would best be able to help members, accelerate growth, and thrive for the long term by moving ahead separately, with independent ownership and independent decisions around investment and financial profiles. After spending a great deal of time with the leadership teams from Optum and Vista, David and I are confident that these two organizations understand our distinctiveness and the unique value we deliver to members, and they know that this value is a direct function of our incredible team, our long-standing mission and values, and our deep commitment to making a difference in health care and education.

As for timing and next steps, following shareholder approval and regulatory clearances, both transactions are expected to close by the end of 2017 or in early 2018. We have already begun to organize a transition team to help all of us manage through the period from now until closing. I will continue to lead our health care business as we transition to Optum, and David will lead EAB as it moves over to Vista. David and I will host health care and education town halls within the next few days, and in the meantime we have attached a set of FAQs to address some of the immediate questions I imagine you have. I know there is so much more that you will want and need to know, and we are committed to communicating with you regularly as decisions unfold across the transition period. Also, we anticipate that comments or questions may arise on social media channels. We ask that you refrain from crafting any messages on your own about these transactions or attempt to speak on behalf of the company during this time. For additional guidance on social media, please refer to our social media policy.

Each of you has contributed to an amazing 35-year run for The Advisory Board Company, one that has visibly and tangibly made health care better, education smarter, and our communities stronger. It is a true honor to have had the opportunity to be a part of this success and to shepherd us through our most rapid and expansive growth as well as these vital decisions about our future. And I’m very excited about where we are headed. One of the hallmarks of The Advisory Board Company is that ours is an evolving story – from a custom research firm founded in a Capitol Hill townhouse to a syndicated research enterprise focusing on financial services and health care, from a private to a public company, from research only to a major technology and services company, from health care only to one serving education. And today this evolution continues. Exciting changes and tremendous growth lie ahead for both of our businesses, and I am confident this path best enables us to capture these opportunities and carry our mission forward.

With deep gratitude,

Robert

P.S. No email could go out this week without acknowledging the catastrophic flooding in Texas. I want to assure you that we have confirmed that our colleagues in Houston and Austin are all safe. We have also reached out to our members in the region; they are not only serving the affected citizens but are themselves suffering damage, staff displacement, and other severe challenges. Our thoughts are with them, and we are committed to supporting them through the recovery process.

Robert Musslewhite

Chairman and Chief Executive Officer

The Advisory Board Company

202-266-6696 direct | 202-266-5700 fax

musslewr@advisory.com | www.advisory.com

Advisory Board named a top consulting firm by Modern Healthcare

Find out what makes our approach unique—and ranked among the top for six years in a row—in this Daily Briefing Q&A.

Read the article.

****

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

Robert Musslewhite Email to Health Care Employees

FROM: Robert Musslewhite

DATE: August 29, 2017

SUBJECT: Why I am excited that we are joining Optum

Dear Health Care Colleagues:

I wanted to follow up on my previous message to address the Optum announcement in more detail and give you some additional context for why I believe this path is the best answer for us and for our members. Given the enormous change and complexity in the health care industry, and the help our members will need as they navigate the challenging road ahead, I am confident this is the right moment for bolder action and forging a stronger and more comprehensive platform to serve them. Partnering with Optum offers an opportunity to bolster our current offerings, invest more deeply in expanding our capabilities, and magnify our overall impact for providers and stakeholders across all of health care.

We share a common mission – making the health care system work better for everyone – and both Optum and The Advisory Board Company have made these more than just words on a page, with strong track records of innovation and impact. We know through our research and deep relationships with members that the needs and challenges of all health care constituencies are converging. The market today requires connectivity across the continuum of care and Optum is the leader in serving all segments of the health care industry. Our alignment will enable us to expand our reach to the full spectrum of health care stakeholders and increase our collective impact. Members and clients of both organizations will have access to complementary capabilities and integrated solutions, so they can respond to changing market dynamics. This will provide exciting opportunities for each part of our business: expanding our research into new markets that build on Optum’s strong relationship base; joining our consulting enterprises to build one of the largest advisory services firms serving all health care stakeholders; and enhancing our technology portfolio through Optum’s exceptional data and analytics resources (starting with nearly 180 million lives of claims data and 97 million lives of clinical data, including 5 billion medical procedures, 11 billion lab results, and 4 billion diagnoses).

I have been tracking Optum’s ascent for years and across that time have grown increasingly impressed. I am not alone in that assessment – several of our staff have called Optum the most transformative organization in health care. Closer vetting as part of this process has only served to strengthen my conviction, confirm that the admiration is mutual, and generate growing excitement about the prospect of joining forces. It is especially exciting to know the scale and growth profile of our combined organization will provide new and expanded professional opportunities for our team. I am hoping many of you are already envisioning direct and exciting ways in which this will enhance your work, not to mention the robust opportunities for learning and career advancement that come from being part of a fast-growing company.

Knowing your deep commitment to the success of our members, I imagine many of you are thinking about this from a member perspective as well. Please know that I am writing to each member this morning to share the news, explain its positive implications for them, and offer reassurances on two potential reservations they might harbor. First, I let them know that Optum recognizes our unique heritage as a member-based organization and is fully committed to maintaining the credibility and objectivity of our research. Second, we will continue to safeguard any data and information members share with us – Optum already has in place strong informational and organizational firewalls that have enabled Optum to earn the trust of and effectively serve clients across all segments of the health care industry.

We will continue to communicate with you in the coming days to provide more information about Optum, member communications, and what to anticipate across the next few months before the transaction closes. Thank you for your continued service to our members and for your patience with us as details unfold across the transition period. I have never been more mindful of the privilege it is to have you as my colleagues as we continue to work together to carry out our mission.

Sincerely,

Robert

Robert Musslewhite

Chairman and Chief Executive Officer

The Advisory Board Company

202-266-6696 direct | 202-266-5700 fax

musslewr@advisory.com | www.advisory.com

Advisory Board named a top consulting firm by Modern Healthcare

Find out what makes our approach unique—and ranked among the top for six years in a row—in this Daily Briefing Q&A.

Read the article.

****

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

The Advisory Board Company

Firm and Health Care FAQs

Firm FAQs

SECTION ONE: Strategic Review Outcome

Q: What is happening?

The Advisory Board Company has agreed to sell the health care and education businesses to separate buyers. The health care business will be acquired by Optum, a health services leader that is part of UnitedHealth Group. The education business will be purchased by Vista Equity Partners, a leading investment firm. Further detail on the terms of the transactions can be found in the press release.

Q: Why does it make sense to separate health care and education?

The Advisory Board Company’s Board of Directors conducted a thorough strategic review process and determined that selling the health care and education businesses to separate buyers would maximize stockholder value.

The health care and education businesses have made great strides together over the past 10 years. That said, the businesses have different characteristics and have evolved to have different needs. The separation of the businesses will allow each to pursue its next chapter with purity of focus.

Q: Who are the buyers?

Optum is a leading information and technology-enabled health services business dedicated to helping make the health system work better for everyone and helping people live healthier lives. With more than 133,000 people worldwide, Optum delivers intelligent, integrated solutions that help to modernize the health system and improve overall population health. Optum is part of UnitedHealth Group (NYSE:UNH).

Vista Equity Partners is a leading investment firm focusing on software, subscription, data, and technology-enabled businesses. Founded in 2000, Vista is deeply anchored in a best practice philosophy and has an outstanding track record of partnering with the management teams of acquired businesses to drive enhanced growth and impact. Vista has completed more than 250 transactions totaling over $75 billion and currently has approximately 40 portfolio companies.

Q: Why are Optum and Vista Equity Partners interested in acquiring The Advisory Board Company’s health care and education businesses?

The combination of Optum and The Advisory Board Company enhances the core strengths of two of the most innovative companies in health care. Advisory Board’s industry-leading independent research, strategic health care advisory services, and strong capabilities in analytics complement Optum’s core businesses; while Optum’s exceptional data and analytics resources, expertise in delivering large-scale solutions and services, and investment capital will strengthen Advisory Board’s offerings and expand them to serve additional health care markets. Joining forces will allow us to accelerate the value we can deliver for the benefit of all health care stakeholders. By developing more integrated, best practice solutions and a comprehensive health care-focused advisory business, we will be better positioned to help all our members and clients respond to changing market dynamics and improve the health care system for everyone.

Firm and Health Care FAQs	1

Like EAB, Vista is an innovative, high-impact firm that is deeply anchored in a best practice philosophy. They invest in companies like EAB that offer industry-leading solutions to mission-critical problems and have an established customer base, strong recurring revenue, and high customer retention. They were attracted to EAB by the quality of our work, the caliber of our people, our foundation in best practice research, and the deep respect and trust we have earned across the industry. They understand how our highly scalable research, technology, and services platform is delivering demonstrable ROI for our members – and they value the connectedness of these different parts of our business. They are passionate about our business, our mission, and our members, and they deeply believe that EAB is positioned to drive even greater change and impact for education.

Q: Did The Advisory Board Company consider other strategic alternatives?

The Advisory Board Company Board of Directors has a fiduciary duty to maximize shareholder value. In this context, they evaluated a broad range of strategic alternatives. After careful consideration, the Board of Directors determined that the best course of action was to sell the health care and education businesses to separate buyers. The health care business will be acquired by Optum, a health services leader that is part of UnitedHealth Group. The education business will be acquired by Vista Equity Partners, a leading investment firm focusing on software, subscription, data, and technology-enabled businesses.

This was an extensive process that began in February and included engaging external financial and legal experts to support the evaluation. There were many interested parties, a direct reflection of the strength of our organization and the impact that we have on our health care and education members.

Q: Will Robert Musslewhite and David Felsenthal stay with the new organizations following the split of health care and education?

For the next several months, until the close of the transactions, we will operate business as usual, with Robert and David serving in their current capacities. After closing, Robert will continue to lead the Advisory Board in its new capacity within Optum, and David will assume the CEO role over the newly-formed education business.

(Continues on Following Page)

Firm and Health Care FAQs	2

SECTION TWO: For transitioning employees

Q. What does this mean for me?

For the next few months, little will change. The transactions are not expected to close until the end of 2017 or in early 2018.

Until then:

•	We will continue to operate as a single, independent, publicly-traded company, The Advisory Board Company.

•	You remain an employee of The Advisory Board Company with your existing benefits and compensation structure.

•	Please continue to do your job as you have been doing, providing great service to our members and colleagues.

•	Every employee has been allocated to either the health care or education business. For most, the assignments are obvious based on your professional focus. For those in roles/departments serving both health care and education, we have made assignments to ensure that the needs of both organizations are met. Information about your future organizational assignment will be communicated soon.

As you can imagine, there are many important decisions still to be made in preparing for the close of these transactions and the separation of the health care and education businesses. We recognize the burden of uncertainty this situation presents and we are committed to providing as much transparency as possible. Optum and Vista place incredible value on our talent and know you will have questions related to your job, benefits, visa status, compensation, incentive payouts, performance reviews, and more. We are not in a position to answer all of your questions now, but below we have provided some key information to help you prepare.

Q: Will I still have a job after the transactions close?

As a talent-based business, our employees have always been the key to our success and a primary differentiator for us as a company. Optum and Vista have demonstrated to us that they recognize the critical role our employees play in establishing and maintaining our leadership position in health care and education. The leadership teams of The Advisory Board Company, Optum, and Vista will be thoughtful about integration and will keep employees informed as we move forward with the transition. Optum and Vista believe, as we do, that these transactions will create strong career opportunities for employees.

Q: If I lose my job as part of these transactions, will I receive a severance package?

Yes. If your position is eliminated and you are not offered another position, you will receive a severance package.

Q: What does this mean for ABCO India employees?

Optum and Vista understand and support the central role ABCO India plays in our business. ABCO India will become a part of Optum when the transactions close and further information will be shared as plans are finalized. Until that time, we will be operating business as usual.

Firm and Health Care FAQs	3

Q: Can an employee in health care still interview for an education position (and vice versa) between now and the close of the transactions?

We will continue to operate as a single, independent company until the transactions close. During that time, we may anticipate some movement between the health care and education businesses through the normal course of business operations. Some consultation may be needed with Optum and Vista about the possibility of certain specific moves to ensure the needs of both organizations are met.

Q: Will I keep my existing email address, phone number, and computer?

Prior to the close of the transactions, there will be no changes to email addresses, phone numbers, and computer assignments outside of standard maintenance and upgrade schedules. Detailed planning will take place between now and close on whether and how to integrate and/or migrate end-user technology platforms. Any changes will be communicated well in advance and employees will be effectively supported through any change.

Q: Will the build out of the new D.C. headquarters continue?

We are continuing to work closely with our real estate team and architects on the build out of the new headquarters at 655 New York Avenue, and we will share more information about our plans over the coming months.

Q: Will health care and education continue to share space in D.C.’s 2445 M Street office and will I have to move my office or cube as a result of this change?

Health care and education will continue to share the 2445 M Street office. After the transactions close, the space will be configured to accommodate two separate and independent companies, requiring some staff to move within the building. We will keep you informed as decisions are made.

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Firm and Health Care FAQs	4

SECTION THREE: Transaction Process and Transition

Q: When do you expect the deal to close?

Close is expected by the end of 2017 or in early 2018.

Q: How are we communicating these changes to our members and partners?

Separate plans are in place for health care and education member communication. Further details will be provided in division-specific communications.

Q: What is the integration plan and how will Optum and Vista communicate throughout the transition?

We are working diligently with the leaders of Optum and Vista to ensure the transition is as effective and seamless as possible. Planning for integration has begun with a small team of employees in both the health care and education businesses. We do not expect integration activities to involve employees more broadly until after the transactions close.

Until then, it is important that we all continue to do our jobs and maintain the same high-level service our members value today. In addition, we remain a single, independent, publicly-traded company; any communication with Optum or Vista before the transactions close will only be through our executive team.

Q: Will we receive communications about progress between now and the close of the transactions?

While we are committed to providing as much transparency as possible, it is important to know there are legal limitations around what we are allowed to share prior to the close of the transactions. We will keep you informed as information and updates are available.

Q: If I receive questions from media, to whom should I direct them?

Please refer all media or investment community inquiries to Robert Borchert at 202-266-6240 or rborchert@advisory.com.

For Optum: Brad Lotterman at brad.lotterman@optum.com or 714-445-0453

Firm and Health Care FAQs	5

Health Care FAQs

SECTION ONE: What does this mean for the business and our members?

Q: How will Advisory Board members benefit from this partnership?

Optum’s exceptional data and analytics resources, expertise in delivering large-scale solutions and services, and investment capital will strengthen Advisory Board’s offerings. Joining forces will allow us to expand and accelerate the value we can deliver. By developing more integrated, best practice solutions and a comprehensive health care-focused advisory business, we will be better positioned to help all our members respond to changing market dynamics and improve the health care system for everyone.

Q: How will Optum customers benefit from this partnership?

Advisory Board’s industry-leading research, strategic health care advisory services, and strong capabilities in analytics complement Optum’s core businesses. Joining forces will allow us to expand and accelerate the value we can deliver for the benefit of all health care stakeholders. By developing more integrated, best practice solutions and a comprehensive health care-focused advisory business, we will be better positioned to help all our members and clients respond to changing market dynamics and improve the health care system for everyone.

Q: How are we communicating this change to our members and partners?

We have developed a coordinated communication plan for members and partners that includes an outreach from Robert Musslewhite, a notice to all Daily Briefing subscribers, and follow-up communication with individual members. More details will be shared with member-facing staff.

Q: Is there any overlap or redundancies in functions or solutions? Will any business lines, products, or service offerings be closed or discontinued after the transaction closes?

Combining The Advisory Board Company and Optum brings together two companies with complementary strengths and expertise. Advisory Board’s industry-leading independent research, strategic health care advisory services, and strong capabilities in analytics complement Optum’s core businesses; while Optum’s exceptional data and analytics resources, expertise in delivering large-scale solutions and services, and investment capital will strengthen Advisory Board offerings and expand them into new health care markets. While specific integration plans are forthcoming, joining forces will allow us to develop even more integrated, best practice solutions and a comprehensive health care-focused advisory business that is better positioned to help members and clients respond to changing market dynamics and improve the health care system for everyone. For now it’s business as usual as we remain focused on serving the needs of our members and clients.

Q: How will member-specific data and information be protected under Optum?

The Advisory Board Company will continue to safeguard data and information members share with us, as we always have. Optum already has in place strong informational and organizational firewalls that have enabled Optum to earn the trust of and effectively serve clients across all segments of the health care industry. Client information is only used for contractually permitted purposes.

Q: How will Advisory Board research services remain objective once they are part of Optum?

Optum recognizes our unique heritage as a member-based organization and is committed to maintaining the credibility of our research, which will continue to function as it always has — setting agendas based on members’ most pressing priorities and generating insights and best practices without bias, guided only by the right answer.

Firm and Health Care FAQs	6

Q: How will this affect current work with members?

The Advisory Board Company looks forward to supplementing and strengthening our offerings by joining forces with Optum. In the meantime, our work with members will continue business as usual. Members will continue to receive the excellent service they do today.

(Continues on Following Page)

Firm and Health Care FAQs	7

SECTION TWO: What does this mean for health care employees specifically?

Q: What is the benefit to employees who are joining Optum?

You are joining a growing company focused on making the health system work better and helping people live healthier lives. By becoming part of a business committed to innovation and modernization, you will have robust opportunities for professional development and career advancement, with the power of a Fortune 6 company in UnitedHealth Group behind you.

Q: What is the Optum culture like?

The Optum culture is built on the foundation of five core values: integrity, compassion, relationships, innovation, and performance. Optum’s values guide employee behavior and are a key part of the organization’s success.

Q: Will my role or manager change as a result of the transaction?

Between now and the day we close, we will operate business as usual. During this period and immediately after closing, we will work with our new partners to establish the best organizational design, roles, responsibilities, and reporting structures to take advantage of our enhanced market opportunity and to continue delivering outstanding service to our members. It is likely that for most people this will mean no immediate change in day-to-day work or reporting relationships post-close. We will communicate more about this as additional information becomes available.

Q: Should I anticipate any changes to my compensation and benefits after the transaction closes?

We are at the beginning of a detailed process of comparing pay structures and benefits programs which is a normal process during transactions like this one. Both Optum and The Advisory Board Company recognize the need to provide competitive pay and benefits if we are to attract, motivate, and retain the talent we need to drive the business forward. More information about pay and benefits will be made available nearer to close.

Q: How will I receive information going forward, including more details about compensation and benefits?

Staff will receive more information and regular updates from Optum throughout the transition period through meetings, education sessions, email, and a special website. In combining two public companies there are some constraints on what can be communicated and when, but our goal is to keep you informed during the period between announcement and close, as well as post-close.

Q: Does Optum sponsor work visas and if I am currently on a visa, what can I expect?

Optum leverages a wide range of talent sources, including providing sponsorship for work visas for individuals with critical skills. If you are currently on a work visa or going through the visa process, this information will be made available to Optum so that you can be appropriately supported.

Q: Will flexible work schedules still be honored?

Optum offers flexible work arrangements, including flexible hours (flextime), part-time work, telecommuting, and compressed work week. Depending on business and member needs, managers may support the use of flexible work arrangements by employees.

Firm and Health Care FAQs	8

Q: Is my non-compete still in effect?

Yes. Your non-compete agreement remains in effect. Should you leave the organization or receive an offer from a competitor, we would advise that you communicate with us as early in the process as possible to ensure that you are not in violation of your agreement. Our legal department is well prepared to support you in that inquiry.

Q: After the transaction closes, will my work location change or will I be asked to relocate to maintain my job?

No. There are no plans to change employees’ work locations.

Q: What can I do with the shares of ABCO stock that I own?

Employees are allowed to buy and sell ABCO stock during defined trading windows, but it is important for you to remember the parameters surrounding insider trading and your potential knowledge of material, non-public information. Please contact Evan Farber, Chief Legal Officer, if you have any questions and you should email stockplanadmin@advisory.com for permission before any purchase or sale of ABCO stock.

Q: Should I begin using Optum branding in my email signature or other communications including my LinkedIn (or any social media) profile to say I am an Optum employee?

No. You remain an employee of The Advisory Board Company until the transaction closes. At that time, further information and instructions will be provided to guide you in making updates to your social media profile(s). For now, continue to use your current email signature.

Q: What is not changing?

During the period between announcement of the deal and deal closure very little will change. We need you to continue to do what you do best – serving our members with passion and insight. At and after close, while becoming employees of Optum will bring a variety of changes, our commitment to you, your development, and enabling you to do your best work for members remains unchanged.

###

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet

Firm and Health Care FAQs	9

expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers, and UnitedHealth Group and its directors and executive officers, are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Information about UnitedHealth Group’s directors and executive officers can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 8, 2017 and on UnitedHealth Group’s website at http://www.unitedhealthgroup.com.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

Firm and Health Care FAQs	10

The following key messages and talking points are for use by authorized Optum and The Advisory Board Company personnel in providing factual updates to approved internal and external stakeholders. When making such updates, provide the following disclaimer at the outset of the communication: “The comments we are about to make are subject to the legal disclaimers in our SEC filings regarding this transaction.” Media inquiries should be immediately referred to Brad Lotterman (Optum) at 714-445-0453/brad.lotterman@optum.com or Robert Borchert (The Advisory Board Company) at 202-266-6240/rborchert@advisory.com

Key Messages and Talking Points

What’s Happening

•	The Advisory Board Company has agreed to sell the health care and education businesses to separate buyers. The health care business will be acquired by Optum, a health services leader that is part of UnitedHealth Group.

•	The education business will be purchased by Vista Equity Partners, a leading investment equity firm. Further detail on the terms of the transactions can be found in the press release.

•	Optum intends to preserve the objectivity and impact of The Advisory Board Company’s research for its members, while integrating the best of The Advisory Board Company’s and Optum’s consulting and technology capabilities to enhance its impact for members and clients.

Key Messages and Talking Points

•	Combining The Advisory Board Company’s health care business and Optum’s capabilities will deliver even more innovative products and services that help make the health system work better for everyone.

•	The Advisory Board Company and Optum share a commitment to providing their members and customers with actionable insights based on data and analytics.

•	The Advisory Board Company’s industry-leading independent research, strategic health care advisory services and strong capabilities in analytics complement Optum’s core businesses; while Optum’s exceptional data and analytics resources, expertise in delivering large-scale solutions and services, and investment capital will strengthen The Advisory Board Company’s health care offerings and expand its offerings into new health care markets.

•	Joining forces will allow us to develop even more integrated, best practice solutions and a comprehensive health care-focused advisory business better positioned to help members and clients respond to changing market dynamics and improve the health care system for everyone.

•	The combined consulting capabilities of The Advisory Board Company and Optum will enhance our ability to support members and customers from both companies.

•	The Advisory Board Company’s research will continue to be credible and objective, focused on the needs of its members.

•	Optum recognizes the unique heritage of The Advisory Board Company as a member-based organization and the importance of maintaining the credibility and objectivity of its research.

•	Optum has effectively served and earned the trust of clients across the health care industry, including health plans that compete with UnitedHealthcare.

•	Optum and UnitedHealthcare are separate, distinct businesses that share a parent company.

•	Optum works with 300 health plans and four out of every five U.S. hospitals in various aspects of its business.

•	Optum’s business model depends on its ability to operate independently and to protect clients’ proprietary information and confidentiality.

•	Client information is only used for contractually permitted purposes.

•	The combination will create an even more attractive place to work for current and future employees, with expanded career opportunities across UnitedHealth Group.

•	The Advisory Board Company’s employees will be joining a company focused on a shared mission with similar culture and values.

•	By becoming part of a complementary, growing business committed to innovation and modernization, The Advisory Board Company’s employees will have robust opportunities for professional development and career advancement.

•	Optum’s mission to help people live healthier lives and help make the health system work better for everyone aligns with The Advisory Board Company’s mission to make health care better. Ultimately, everything Optum does is focused on helping clients solve their biggest problems, navigate change and achieve their goals.

•	Optum believes that achieving this mission requires not only unique capabilities, expertise and the drive to make a difference, but also a culture that helps us build lasting relationships and do our best work for each other and the people we serve. It’s not just what we do, but also how we do it that matters.

•	Our culture is built on the foundation of our five core values: integrity, compassion, relationships, innovation and performance. Every day, we have new opportunities to bring these values to life — in the choices we make, the actions we take and the way we interact with each other and the people we serve. Our values guide our behavior and are a measure of our success.

•	Optum is a dynamic, growing company that serves all parts of the health care system. We are committed to helping everyone we serve tap our uniquely broad and deep capabilities and put them into action — through the expertise, dedication and commitment of our 133,000 Optum team members around the world.

•	Optum has a strong track record of growth and job creation — providing ongoing opportunities for career progression and development. While many aspects of the integration are yet to be determined, we need your industry-leading expertise and experience more than ever as the health care industry continues its rapid pace of change and we strive to improve the experience for our customers and the people they serve.

Additional Background Information

About The Advisory Board Company

•	The Advisory Board Company provides best-practices research, technology and consulting services to improve the performance of health care and higher education institutions. It has 3,800 employees and 2016 revenues of $803 million.

•	The Advisory Board Company serves hospitals and health systems, medical groups, biopharmaceutical, medical device and other service provider companies.

About Optum

•	Optum is a leading health services company with 133,000 employees worldwide and 2016 revenues of $84 billion that serves the health care needs of payers, providers, government agencies, life sciences companies and consumers.

•	Optum works with more than 300 health plans, four out of every five U.S. hospitals, government agencies in 34 states and Washington D.C., and a network of more than 67,000 pharmacies.

•	Optum is part of UnitedHealth Group, a Fortune 6 company whose mission is to help people live healthier lives and help make the health system work better for everyone.

•	Optum helps power modern health for all health care stakeholders through five core capabilities that meet the needs of the health system and the people who depend on it, delivering better experiences, quality outcomes, reduced costs and improved physician satisfaction. These five core capabilities are: data and analytics, pharmacy care services, population health management, health care delivery and health care operations.

•	At the center are data and analytics, which underpin everything Optum does by bringing predictive insight to help customers and partners take measurable action.

•	Optum’s unmatched data resources include nearly 180 million lives of claims data and 97 million lives of clinical data. This includes 5 billion medical procedures, 11 billion lab results and 4 billion diagnoses.

****

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers, and UnitedHealth Group and its directors and executive officers, are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Information about UnitedHealth Group’s directors and executive officers can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 8, 2017 and on UnitedHealth Group’s website at http://www.unitedhealthgroup.com.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

Email from Robert Musslewhite to Health Care Members

To: Health Care Members

Date: August 29, 2017

Subject: Advisory Board is joining Optum

Dear [Name],

I am pleased to inform you that The Advisory Board Company is planning to join forces with Optum, under an agreement announced earlier this morning. Given our relationship with you and your broader team, I wanted to get this news to you right away and offer some quick context.

Let me start by saying this is not a decision that we took lightly. As a mission-driven organization, we cherish the reputation, relationships and value we’ve forged together across the last 35 years in health care. As such, there is nothing more important than finding the right partner for our critical work into the future.

With that foremost in my mind, I am excited about this path forward with Optum. First of all, the sale of our education division (also announced earlier today) enables purity of focus on our health care members. More importantly, this is a terrific opportunity to bring together two organizations with strong track records of innovation, impact, and shared missions – to make the health system work better for everyone as the needs and challenges of health care constituencies converge.

Optum brings a highly complementary set of capabilities – in particular, exceptional data and analytics resources, expertise in delivering large-scale solutions and services, and a deep well of investment capital. Joining with Optum will allow us to expand and accelerate the value we can deliver through our work with you. By developing more integrated, best practice solutions and a comprehensive health care-focused advisory business, we will be better positioned to help you, and all of our members across the health care continuum, respond to changing market dynamics and improve the health care system for all of us.

Naturally, I had two critical considerations about our decision, and much to Optum’s credit, its leadership team has been proactive in indicating that both were every bit as important to them as well.

First, Optum recognizes our unique heritage as a member-based organization and, in particular, the importance of maintaining the objectivity of our research. Optum also appreciates the importance of continuity in both our research and our relationship management team, and shares our commitment to continue serving you without missing a beat.

Of equal import, we wanted to make sure that you, and all of our members, continue to feel comfortable providing us both data and visibility into your performance and strategic plans without concerns that such information would cross over to any competitor. Here again, I have been impressed with the strong informational and organizational firewalls that have enabled Optum to earn the trust of and effectively serve clients across all segments of the health care industry, including more than 300 health plans and more than four out of five U.S. hospitals. Indeed, we share many of the same members.

Integration planning to bring the best of the combination of Advisory Board and Optum to you begins in earnest starting tomorrow. Until official closing of this transaction which we anticipate will occur by the end of 2017 or in early 2018, it is business as usual for both companies.

As you might imagine, today is an exciting day and one in which our staff is just learning about the outcome of our strategic review themselves. Once they have had a chance to process and prepare, your relationship management team will be reaching out across the next week to schedule time to address any questions you might have and ensure that we continue to serve you well during the transition and beyond.

With profound appreciation,

Robert

Robert Musslewhite

Chairman and Chief Executive Officer

The Advisory Board Company

202-266-6696 office | 202-266-5700 fax

musslewr@advisory.com | www.advisoryboardcompany.com

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

EAB to Become a Standalone Company

Vista Equity Partners to acquire EAB and its unique combination of research, enterprise technology, and data-enabled services for the education industry

WASHINGTON, August 29, 2017 – EAB, a best practice business serving the education industry, announced today that its parent company, The Advisory Board Company, has entered into a definitive agreement to sell EAB to Vista Equity Partners, a leading investment firm focused on investing in software, data and technology-enabled businesses. At the closing of the transaction, EAB will separate from The Advisory Board Company and become a standalone company focused solely on education.

David L. Felsenthal, President of The Advisory Board Company and incoming CEO of EAB, commented, “In our first decade, EAB has grown to serve more than 1,200 institutions with an outstanding suite of products and services rooted in best practice. Through these solutions and the hard work of our employees, EAB has a proven track record of helping our members elevate student outcomes, meet enrollment goals, and improve organizational performance.”

Mr. Felsenthal continued, “The milestone announced today is the next phase in our evolution as a business and will allow us to further enhance our innovative solutions, member impact, and growth, as well as create new professional opportunities for our dedicated staff. Like EAB, Vista is deeply committed to a best practice philosophy, and we are excited to have their expertise and support as we move forward as an independent firm.”

“The EAB team has built a superb company by creating proven products that address education’s most pressing problems,” said Robert F. Smith, Founder, Chairman and CEO of Vista Equity Partners. “Its scalable platforms, diverse member base and unique positioning as a trusted partner within the education sector make it an excellent fit for our portfolio.”

About EAB

EAB is a best practice firm dedicated to helping schools, colleges, and universities fulfill their missions and enable all students to succeed. First, EAB forges and finds best practices to address education’s top challenges with research forums for key academic and administrative leaders. Then, EAB experts work alongside administrators, advisors, faculty, and students to hardwire those insights with technology and services, including the firm’s Student Success Management System and enrollment division, Royall & Company.

About Vista Equity Partners

Vista Equity Partners, a U.S.-based investment firm with offices in Austin, San Francisco, Chicago, and Oakland with more than $30 billion in cumulative capital commitments, currently invests in software, data and technology-enabled organizations led by world-class management teams with long-term perspective. Vista is a value-added investor, contributing professional expertise and multi-level support towards companies realizing their full potential. Vista’s investment approach is anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions, and proven management techniques that yield flexibility and opportunity in private equity investing. For more information, please visit www.vistaequitypartners.com.

Additional Information About the Transaction

In connection with the sale of EAB to Vista Equity Partners, The Advisory Board Company has entered into a definitive merger agreement with Optum, under which, after the consummation of the sale of EAB, Optum will acquire all of the outstanding shares of common stock of the Company pursuant to a merger. For transaction details, please see The Advisory Board Company news release.

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The sale of EAB to Vista is expected to close by the end of 2017 or in early 2018 and is subject to the satisfaction or waiver of customary closing conditions, including U.S. antitrust clearance. In addition, The Advisory Board Company’s obligation to close the sale of EAB is subject to the satisfaction of the closing conditions under the merger agreement with Optum. The sale of EAB is not subject to a financing condition and does not require the approval of the stockholders of The Advisory Board Company.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

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Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

Media Contact:

Garen Cuttler

EAB

202.909.4135

gcuttler@eab.com

Alan H. Fleischmann

Vista

202-776-7776

vista@laurelstrategies.com

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OPTUM AND THE ADVISORY BOARD COMPANY’S HEALTH CARE BUSINESS TO COMBINE

Combining The Advisory Board Company’s research and advisory services with Optum’s data analytics and technology capabilities to help health care clients adapt to the changing health care landscape.

Boston, Mass. (August 29, 2017) – Optum and The Advisory Board Company (NASDAQ: ABCO), announced today that The Advisory Board Company’s health care business will join Optum.

By bringing together distinctive information and technology solutions with comprehensive data-driven research and advisory capabilities, the combined organization will be better positioned to help its members and clients respond to changing market dynamics and improve the health system for everyone.

For more than three decades, The Advisory Board Company has combined research, technology and consulting to improve the performance of health care organizations. The Advisory Board Company has achieved remarkable success serving more than 4,000 members by driving their growth, advancing care quality, reducing care variation and optimizing their overall performance. Optum will preserve the objectivity and enhance the range, impact and value of The Advisory Board Company’s research for its members while offering a broader range of advisory and technology capacities to enhance the value it delivers to its members.

Optum helps clients deliver better experiences, quality outcomes and reduced costs in five core areas: data analytics, pharmacy care services, population health management, health care delivery and health care operations. The company serves stakeholders throughout the health care system, including more than 300 health plans and four out of every five U.S. hospitals, as well as life sciences companies, employers, governments and consumers.

Robert Musslewhite, CEO of The Advisory Board Company, will continue to lead its health care advisory business.

“Joining Optum will enable us to better serve our members, thanks to Optum’s unmatched data analytics resources, investment capacities and operational experience in delivering large-scale solutions and services to all health care stakeholders,” said Musslewhite. “Our team and I look forward to working with Optum to bring our innovative research capabilities into new, untapped markets.”

“The Advisory Board Company is a strong fit for Optum because they share our mission of making the health care system work better for everyone,” said Larry Renfro, CEO, Optum. “We have great admiration for the talent and experience of The Advisory Board’s team and its leaders, and look forward to working alongside them to help its members and our clients solve their biggest challenges.”

The Board of Directors of The Advisory Board Company unanimously approved the merger agreement and has recommended that its stockholders adopt the merger agreement. The merger is expected to close by the end of 2017 or in early 2018 and is contingent on the approval of The Advisory Board Company’s stockholders and the satisfaction or waiver of certain other closing conditions, including U.S. antitrust clearance and the closing of the sale of The Advisory Board Company’s education business.

The transaction is expected to be neutral to UnitedHealth Group’s earnings per share in the first year. For transaction details, please see The Advisory Board Company news release. [add weblink]

About The Advisory Board Company Health Care Business

Headquartered in Washington, D.C., with offices worldwide, Advisory Board, the health care business of The Advisory Board Company, is a best practices firm that uses a combination of research, technology and consulting to improve the performance of more than 4,400 health care organizations. For more information, visit www.advisory.com.

About Optum

Optum is a leading information and technology-enabled health services business dedicated to helping make the health system work better for everyone. With more than 133,000 people worldwide, Optum delivers intelligent, integrated solutions that help to modernize the health system and improve overall population health. Optum is part of UnitedHealth Group (NYSE:UNH). For more information, visit www.optum.com.

Contact

Optum

Matt Stearns

202-383-6434

matt.stearns@optum.com

The Advisory Board Company

Robert Borchert

202-266-6240

rborchert@advisory.com

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the transactions, including the sale of The Advisory Board Company’s education business to Vista Equity Partners, approval of the proposed merger by The Advisory Board Company’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the education purchase agreement; (iii) there may be a material adverse change regarding The Advisory Board Company or its health care business or its education business, (iv) the failure to complete or receive the anticipated benefits from the transactions; (v) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vi) the retention of certain key employees at The Advisory Board Company; (vii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the arrangement; (viii) risks related to diverting management attention from ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against UnitedHealth Group, Optum, The Advisory Board Company or Vista Equity Partners related to the transactions; (x) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xi) there may be changes in the market price of Evolent Health, Inc.’s Class A common stock; and (xii) the other factors relating to UnitedHealth Group and The Advisory Board Company discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year, and in their other filings with the Securities and Exchange Commission (SEC), all of which are available at http://www.sec.gov. None of The Advisory Board Company, UnitedHealth Group or Vista Equity Partners assume any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

The proposed merger will be submitted to the stockholders of The Advisory Board Company for their consideration. This communication may be deemed to be solicitation material in connection with the proposed merger. The Advisory Board Company and UnitedHealth Group intend to file materials relevant to the proposed merger with the SEC, including The Advisory Board Company’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other document that The Advisory Board Company may send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISIONS, THE ADVISORY BOARD COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on The Advisory Board Company’s website at http://investors.advisoryboardcompany.com/Docs/.

Participants in Solicitation

The Advisory Board Company and its directors and executive officers, and UnitedHealth Group and its directors and executive officers, are deemed to be participants in the solicitation of proxies from stockholders of The Advisory Board Company in connection with the proposed merger.

Information about The Advisory Board Company’s directors and executive officers and their ownership of The Advisory Board Company’s common stock can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017, in its Definitive Proxy Statement for its 2017 Annual Meeting of Stockholders filed with the SEC on April 21, 2017 and on The Advisory Board Company’s website at https://www.advisoryboardcompany.com/.

Information about UnitedHealth Group’s directors and executive officers can be found in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 8, 2017 and on UnitedHealth Group’s website at http://www.unitedhealthgroup.com.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.

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